Deutsche Bank Global Auto Industry Conference June 2020

Forward-Looking Information • This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The words "will," "may," "designed to," "outlook," "believes," "should," "anticipates," "plans," "expects," "intends," "estimates," "forecasts" and similar expressions identify certain of these forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various factors, risks and uncertainties that could cause our actual results to differ materially from those expressed in these forward-looking statements, including, but not limited to: • continued and future impacts of the coronavirus (COVID-19) pandemic on our financial condition and business operations including, but not limited to, global supply chain disruptions, market downturns, reduced consumer demand, and new government actions or restrictions; • conditions within the automotive industry, including (i) the automotive vehicle production volumes and schedules of our customers, (ii) the financial condition of our customers and the effects of any restructuring or reorganization plans that may be undertaken by our customers, including work stoppages at our customers, and (iii) possible disruptions in the supply of commodities to us or our customers due to financial distress, work stoppages, natural disasters or civil unrest; • our ability to execute on our transformational plans and cost-reduction initiatives in the amounts and on the timing contemplated; • our ability to satisfy future capital and liquidity requirements; including our ability to access the credit and capital markets at the times and in the amounts needed and on terms acceptable to us; our ability to comply with financial and other covenants in our credit agreements; and the continuation of acceptable supplier payment terms; • our ability to satisfy pension and other post-employment benefit obligations; • our ability to access funds generated by foreign subsidiaries and joint ventures on a timely and cost effective basis; • general economic conditions, including changes in interest rates and fuel prices; the timing and expenses related to internal restructurings, employee reductions, acquisitions or dispositions and the effect of pension and other post-employment benefit obligations; • increases in raw material and energy costs and our ability to offset or recover these costs, increases in our warranty, product liability and recall costs or the outcome of legal or regulatory proceedings to which we are or may become a party; and • those factors identified in our filings with the SEC (including our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 as updated by our subsequent filings with the Securities and Exchange Commission). • Caution should be taken not to place undue reliance on our forward-looking statements, which represent our view only as of the date of this presentation, and which we assume no obligation to update. Financial results presented herein are unaudited. New business wins, re-wins and backlog do not represent firm orders or firm commitments from customers, but are based on various assumptions, including the timing and duration of product launches, vehicle production levels, customer cancellations, installation rates, customer price reductions and currency exchange rates. 2

Visteon At A Glance Leading supplier of innovative cockpit electronics and advanced safety systems to carmakers globally $2.9B annual sales1 11,000 employees 18 countries 20 manufacturing locations 18 technical centers Leading the evolution of automotive digital cockpits and safety solutions 3 1. For fiscal year 2019

Industry-Leading Products for a Broad Customer Base Pure play cockpit electronics supplier with comprehensive product portfolio PRODUCT PORTFOLIO CUSTOMER DIVERSITY Instrument Cockpit Head-up Displays Infotainment Connectivity ADAS clusters computers displays 4

Managing Through COVID-19 Addressing near-term headwinds while positioning company for the future SHORT-TERM MEASURES MID-TERM OBJECTIVES Strong Balance Sheet Realign Structural Costs Ample cash with no near-term debt maturities Align operational costs to new market levels Preserve Cash Solidify Digital Cluster Leadership Actively monitoring cash requirements Expand customer base leveraging platform Strict Cost Controls Grow Market Share in Infotainment Tightened operational and capital expense controls Leverage Android and apps for market share gains Launch New Programs Lead Transition to Multi-Display Modules Continued focus on successful product launches Innovation in display stack technologies 5

Instrument Clusters Solidifying leadership by leveraging digital cluster platform INDUSTRY SHIFT TO DIGITAL CLUSTERS KEY TRENDS Volume 100% Analog / Hybrid ADAS Integration User Experience Customizable 23% VISTEON’S strategy for clusters 10% OEM 1 OEM 2 OEM 3 Digital 2019 2025 ~$8.5B Market Visteon Digital Cluster Platform TOP MARKET SHARE IN ALL-DIGITAL Cluster Applications Rich 2D and 3D Graphics CLUSTERS All Tell Tales Chimes Navigation Cover Art Speedometer ADAS Telephony Other Visteon 18% 25% Japanese Digital Cluster Middleware Tier 1 7% 2019 AutoSAR OS QNX OS Italian 14% Tier 1 21% European Hardware 16% Tier 1 Integrated with Infotainment European Tier 1 6

Infotainment

Growing market share by leveraging Android and apps

GROWTH OF ANDROID OPERATING SYSTEM


Volume
100%
QNX / Linux / Other
40%
24%
Android O/S
2019
2025

~$18B Market

VISTEON INFOTAINMENT CUSTOMERS

Ford, GAC MOTOR, JAGUAR | LAND ROVER

Mahindra, VW

KEY TRENDS

- Apps
- Voice Recognition
- Smartphone Projection

VISTEON'S STRATEGY FOR INFOTAINMENT


Your apps
Connectivity



Android AppStore

CarPlay
Android Auto




13

Say 'N Serve
Voice Assistant

7

Displays

Leading transition to multi-display modules through innovation

GROWTH OF DISPLAY SIZES



Volume
100%
<8" Display Size
33%
25%
8"+ Display Size
Multi-Display
2019
2025

~$5B Market

VISTEON DISPLAY CUSTOMERS

KEY TRENDS

- **Larger Size**
- **Multi-Displays**
- **Sensor Integration**

VISTEON'S STRATEGY FOR DISPLAYS



Innovative Manufacturing Capabilities

Technology Innovation for Optimized Performance



microZone™ Cell

ECOSTAR



90
D

Display on Nissan Aria SUV

8

Investment Thesis Visteon is a compelling long-term investment opportunity Pure Play Cockpit Innovative Product Competitive Strong Electronics Company Portfolio Cost Structure Balance Sheet  Secular trends transforming  Leading analog-to-digital  Leveraging industry-leading  Ample cash to withstand cockpit electronics transition in clusters engineering footprint near-term challenges  Nimble and adaptable to  Introduced industry-first  Commercial and  No material near-term changing environment cockpit domain controller operational discipline debt maturities  Leading supplier of cockpit  Innovative display  Focused on emerging  Net cash position at the electronics to global OEMs technologies stronger post COVID-19 end of Q1 2020 9